Kingstone Reports Third Quarter 2025 Results

Direct Premiums Written Grow 14% and Net Income Increases 56% to $10.9 Million

Management to Host Conference Call Tomorrow at 8:30 a.m. Eastern Time

Kingston, NY — November 6, 2025 – Kingstone Companies, Inc. (Nasdaq: KINS) (“Kingstone” or the “Company”), a Northeast regional property and casualty insurance holding company, today announced its financial results for the third quarter ended September 30, 2025. The Company has also provided an investor presentation that can be accessed through the News & Events/Presentations section of the Company website at www.kingstonecompanies.com.

Key Financial and Operational Highlights
	Quarters Ended			Nine Months Ended
	September 30,			September 30,
($ in thousands, except per share data)	2025	2024	Change	2025	2024	Change
Direct premiums written[1]	$75,810	$66,627	13.8%	$195,047	$169,447	15.1%
Net combined ratio	72.7%	72.0%	0.7pts	79.0%	80.7%	(1.7)pts
Net income	$10,872	$6,978	55.8%	$26,007	$12,920	101.3%
Net income per share - basic	$0.77	$0.61	26.2%	$1.88	$1.16	62.1%
Net income per share - diluted	$0.74	$0.55	34.5%	$1.82	$1.05	73.3%
Return on equity - annualized	42.9%	55.6%	(12.7)pts	39.8%	36.6%	3.2pts

Management Commentary
Meryl Golden, President and Chief Executive Officer of Kingstone, stated, “Building on the momentum from our record second quarter 2025 performance, we again delivered one of the strongest quarters in our history with net income of $10.9 million, diluted earnings per share of $0.74, a GAAP net combined ratio of 72.7%, and an annualized return on equity of 42.9%.

"Direct premiums written for the quarter grew 14%, driven by higher average premiums and strong retention. The hard market conditions in our Downstate New York footprint have not changed materially. Our volume remains strong with a month-over-month increase in new business since June and continuing into the fourth quarter.

"Net earned premium growth continues to be a powerful tailwind, exceeding 40% for the third consecutive quarter of 2025, primarily due to our reduced quota share.

"Our net combined ratio of 72.7% was supported by lower frequency and lower-than-expected catastrophe losses as well as an increase in ceding commission resulting in a lower expense ratio. Notably, even with typical third quarter catastrophe losses, our combined ratio would have been in the low eighties, reflecting the differentiated platform we have built at Kingstone.

"We will continue to execute with discipline, advance our measured expansion roadmap and allocate capital prudently to drive sustained, profitable growth. Our success underscores the strength and durability of our strategy, and we remain committed to delivering long-term value to our shareholders.”

Guidance (see “Disclaimer and Forward-Looking Statements” below)

The Company affirmed its growth guidance and raised its profitability outlook for fiscal year 2025, calculated based on anticipated net premiums earned of approximately $187 million, and is as follows:

Guidance Metrics	2025E	2025 - Previous
Direct premiums written[1] growth	12% to 17%	12% to 17%
Net combined ratio	78% to 82%	79% to 83%
Net income per share – basic	$2.30 to $2.70	$2.10 to $2.50
Net income per share – diluted	$2.20 to $2.60	$1.95 to $2.35
Return on equity	35% to 39%	30% to 38%

The Company affirmed its growth guidance and its profitability outlook for fiscal year 2026, calculated based on anticipated net premiums earned of approximately $233 million, and is as follows:

Guidance Metrics	2026E
Direct premiums written[1] growth	15% to 20%
Net combined ratio	79% to 83%
Net income per share – basic	$2.15 to $2.85
Net income per share – diluted	$2.10 to $2.80
Return on equity	26% to 36%

The following reflects the impact of dilution on total shares outstanding for the nine months ended September 30, 2025, and for the full year 2025 and 2026 guidance:

Common Stock Metrics	Nine Months Ended	2025E	2026E
(shares in millions)	September 30, 2025
Weighted average shares outstanding – basic	13.8	13.9	14.4
Weighted average shares outstanding – diluted	14.3	14.5	14.7
Total shares outstanding as of end of period – basic	14.1	14.2	14.5
Total shares outstanding as of end of period – diluted	14.8	14.8	14.9

Consolidated Financial Results

Consolidated Financial Results	Quarters Ended			Nine Months Ended
($ in thousands, except policy and per share data)	September 30,			September 30,
	2025	2024	Change	2025	2024	Change
Direct premiums written[1]	$75,810	$66,627	13.8%	$195,047	$169,447	15.1%
Net premiums earned	$47,925	$33,407	43.5%	$137,663	$92,531	48.8%

Policies in force, at the end of the period				78,026	74,887	4.2%

Net investment income	$2,499	$1,650	51.5%	$6,848	$4,917	39.3%
Net gains on investments	$182	$827	(78.0)%	$591	$1,319	(55.2)%
Gain on sale of real estate	$—	$—	—%	$1,966	$—	NM

Underlying loss ratio[1]	44.1%	39.2%	4.9pts	48.0%	47.9%	0.1pts
Effect of prior-year reserve development	—%	(1.9)%	1.9pts	(0.6)%	(1.8)%	1.2pts
Net loss ratio excluding the effect of catastrophes[1]	44.1%	37.3%	6.8pts	47.4%	46.1%	1.3pts
Catastrophe loss ratio[1]	0.2%	1.7%	(1.5)pts	0.8%	2.7%	(1.9)pts
Net loss ratio	44.3%	39.0%	5.3pts	48.2%	48.8%	(0.6)pts
Net underwriting expense ratio	28.4%	33.0%	(4.6)pts	30.8%	31.9%	(1.1)pts
Net combined ratio	72.7%	72.0%	0.7pts	79.0%	80.7%	(1.7)pts

Adjusted EBITDA[1]	$14,671	$10,433	40.6%	$33,710	$21,213	58.9%
Net Income	$10,872	$6,978	55.8%	$26,007	$12,920	101.3%
Net Income per share - basic	$0.77	$0.61	26.2%	$1.88	$1.16	62.1%
Net Income per share - diluted	$0.74	$0.55	34.5%	$1.82	$1.05	73.3%
Return on equity - annualized	42.9%	55.6%	(12.7)pts	39.8%	36.6%	3.2pts

Other comprehensive income, net of tax	$2,186	$3,584	(39.0)%	$5,431	$3,234	67.9%
Operating net income[1]	$10,729	$6,325	69.6%	$23,988	$11,878	102.0%
Operating net income per share - basic[1]	$0.76	$0.55	38.2%	$1.73	$1.07	61.7%
Operating net income per share - diluted[1]	$0.73	$0.50	46.0%	$1.68	$0.97	73.2%
Operating return on equity[1]	10.6%	12.6%	(2.0)pts	27.5%	25.2%	2.3pts
Operating return on equity[1] - annualized	42.4%	50.4%	(8.0)pts	36.7%	33.6%	3.1pts

Book value per share, at the end of the period - diluted				$7.28	$4.32	68.7%
Book value per share, at the end of the period - diluted excluding AOCI				$7.74	$4.97	55.7%
NM = Not Meaningful
1 Refer to section entitled "Definitions and Non-GAAP Measures" included in this press release.

Conference Call Details
Friday, November 7, 2025, at 8:30 a.m. Eastern Time

To participate please dial:

U.S. toll free    1-877-423-9820
International     1-201-493-6749

Participants are asked to dial-in approximately 10 minutes before the conference call is scheduled to begin. The conference call can also be accessed via webcast in the “News & Events/Events” tab of the Company’s website at www.kingstonecompanies.com or by clicking here. The webcast will be archived and accessible for approximately 30 days.

About Kingstone Companies, Inc.
Kingstone is a Northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO"). KICO is a New York domiciled carrier writing business through retail and wholesale agents and brokers. Kingstone delivers tailored homeowners insurance solutions through its sophisticated product suite, Select, supported by a scalable and efficient operating platform that enables the Company to pursue significant market opportunities and strategic expansion. KICO was the 12th largest writer of homeowners insurance in New York in 2024 and is also licensed in New Jersey, Rhode Island, Massachusetts, Connecticut, Pennsylvania, New Hampshire, and Maine.

Investor Relations Contact:
Elevate IR
KINS@elevate-ir.com
720-330-2829

Disclaimer and Forward-Looking Statements
The guidance provided above is based on information available as of November 6, 2025 and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024.

The risks and uncertainties include, without limitation, the following:

•the risk of significant losses from catastrophes and severe weather events;
•risks related to the lack of a financial strength rating from A.M. Best;
•risks related to limitations on the ability of our insurance subsidiary to pay dividends to us;
•adverse capital, credit and financial market conditions;
•risks related to volatility in net investment income;
•the unavailability of reinsurance at current levels and prices;
•the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;
•the credit risk of our reinsurers;
•the inability to maintain the requisite amount of risk-based capital needed to grow our business;
•the effects of climate change on the frequency or severity of weather events and wildfires;
•risks related to the limited market area of our business;
•risks related to a concentration of business in a limited number of producers;
•legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;
•the effects of competition in our market areas;
•our reliance on certain key personnel;
•risks related to security breaches or other attacks involving our computer systems or those of our vendors; and
•our reliance on information technology and information systems.

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Definitions and Non-GAAP Measures

Direct premiums written represent the total premiums charged on policies issued by the Company during the respective fiscal period.

Net premiums written are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company’s performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company’s net premiums earned.

Adjusted EBITDA is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.

Management uses adjusted EBITDA along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income and does not reflect the Company’s overall profitability.

Operating net income and basic operating net income per share is net income and basic income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and basic net income per share are the GAAP measures most closely comparable to operating net income and basic operating net income per share.

Management uses operating net income and basic operating net income per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and basic operating net income per share are provided as supplemental information, not as a substitute for net income and basic net income per share and do not reflect the Company’s overall profitability.

Operating net income and diluted operating net income per share is net income and diluted income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and diluted net income per share are the GAAP measures most closely comparable to operating net income and diluted operating net income (loss) per share.

Management uses operating net income and diluted operating net income per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and diluted operating net income per share are provided as supplemental information, not as a substitute for net income and diluted net income per share, and do not reflect the Company’s overall profitability.

Operating return on equity is operating income divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.

Management uses operating return on equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company’s overall return on average common equity.

Underlying loss ratio is a non-GAAP ratio, which is computed as the GAAP net loss ratio excluding the effect of prior year loss reserve development and catastrophe losses.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company’s loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio.

Net loss ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by catastrophe losses. Catastrophe losses cause the Company’s net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio.

The table below reconciles direct premiums written to net premiums earned for the periods presented:

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
			%			%
(000’s except percentages)	2025	2024	Change	2025	2024	Change
Direct Premiums Written Reconciliation:
Direct premiums written	$75,810	$66,627	13.8%	$195,047	$169,447	15.1%
Ceded written premiums	(44,161)	(46,081)	(4.2)	(50,178)	(69,381)	(27.7)

Net premiums written	31,649	20,545	54.0	144,869	100,065	44.8
Change in unearned premiums	16,276	12,862	26.5	(7,206)	(7,535)	(4.4)

Net premiums earned	$47,925	$33,407	43.5%	$137,663	$92,531	48.8%

(Components may not sum due to rounding)

The following table reconciles net income to adjusted EBITDA for the periods indicated:

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
			%			%
(000’s except percentages)	2025	2024	Change	2025	2024	Change
Adjusted EBITDA Reconciliation:
Net income	$10,872	$6,978	55.8%	$26,007	$12,920	101.3%
Interest expense	73	901	(91.9)	377	2,884	(86.9)
Income tax expense	2,834	2,106	34.6	6,584	3,689	78.5
Depreciation and amortization	645	619	4.2	1,882	1,836	2.5
EBITDA	14,423	10,604	36.0	34,850	21,329	63.4
Loss on extinguishment of debt	—	297	(100.0)	175	297	(41.1)
Net gain on investments	(182)	(827)	(78.0)	(591)	(1,319)	(55.2)
Gain on sale of real estate	—	—	—	(1,966)	—	NM
Stock-based compensation	430	359	19.8	1,241	906	37.0
Adjusted EBITDA	$14,671	$10,433	40.6%	$33,710	$21,213	58.9%

(Components may not sum due to rounding)
NM = Not Meaningful

The following table reconciles net income to operating net income and basic net income per share to basic operating net income per share for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024

(000’s except per common share and outstanding share amounts)	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic income per common share

Net income	$10,872	$0.77	$6,978	$0.61	$26,007	$1.88	$12,920	$1.16

Net gain on investments	(182)		(827)		(591)		(1,319)
Gain on sale of real estate	—		—		(1,966)		—
Net gain on investments and gain on sale of real estate	(182)		(827)		(2,557)		(1,319)
Less tax expense on net gain	(38)		(174)		(537)		(277)

Net gain on investments and (gain) on sale of real estate, net of taxes	(144)	$(0.01)	(653)	$(0.06)	(2,020)	$(0.15)	(1,042)	$(0.09)

Operating net income	$10,729	$0.76	$6,325	$0.55	$23,988	$1.73	$11,878	$1.07

Weighted average basic shares outstanding	14,142,374		11,404,360		13,849,283		11,142,043

(Components may not sum due to rounding)

The following table reconciles net income to operating net income and diluted net income per share to diluted operating net income per share for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
(000’s except per common share and outstanding share amounts)	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted income per common share

Net income	$10,872	$0.74	$6,978	$0.55	$26,007	$1.82	$12,920	$1.05

Net gain on investments	(182)		(827)		(591)		(1,319)
Gain on sale of real estate	—		—		(1,966)		—
Net gain on investments and gain on sale of real estate	(182)		(827)		(2,557)		(1,319)
Less tax expense on net gain	(38)		(174)		(537)		(277)

Net gain on investments and gain on sale of real estate, net of taxes	(144)	$(0.01)	(653)	$(0.05)	(2,020)	$(0.14)	(1,042)	$(0.09)

Operating net income	$10,729	$0.73	$6,325	$0.50	$23,988	$1.68	$11,878	$0.97

Weighted average diluted shares outstanding	14,601,241		12,581,128		14,303,326		12,249,576

(Components may not sum due to rounding)

The following table reconciles net income to operating net income and return on equity to operating return on equity for the periods indicated:

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
(000’s except percentages)	2025	2024	Change	2025	2024	Change
Operating Net Income Reconciliation:
Net income	$10,872	$6,978	55.8%	$26,007	$12,920	101.3%

Net gain on investments	(182)	(827)	(78.0)%	(591)	(1,319)	(55.2)%
Gain on sale of real estate	—	—	—%	(1,966)	—	NM
Net gain on investments and gain on sale of real estate	(182)	(827)	(78.0)%	(2,557)	(1,319)	93.9%
Less tax expense on net gain	(38)	(174)	(78.2)%	(537)	(277)	93.9%
Net gain on investments and gain on sale of real estate, net of taxes	(144)	(653)	(77.9)%	(2,020)	(1,042)	93.9%

Operating net income	$10,729	$6,325	69.6%	$23,988	$11,878	102.0%

Operating Return on Equity Reconciliation:

Net income	$10,872	$6,978	55.8%	$26,007	$12,920	101.3%
Average equity	$101,265	$50,236	101.6%	$87,181	$47,087	85.1%
Return on equity	10.7%	13.9%	(3.2)pts	29.8%	27.4%	2.4pts
Return on equity - annualized	42.9%	55.6%	(12.7)pts	39.8%	36.6%	3.2pts

Net gain on investments and gain on sale of real estate, net of taxes	$(144)	$(653)	(77.9)%	$(2,020)	$(1,042)	93.9%
Average equity	$101,265	$50,236	101.6%	$87,181	$47,087	85.1%
Effect of net gain on investments and gain on sale of real estate, net of taxes, on return on equity	(0.1)%	(1.3)%	1.2pts	(2.3)%	(2.2)%	(0.1)pts

Operating net income	$10,729	$6,325	69.6%	$23,988	$11,878	102.0%
Operating net income - annualized	$42,914	$25,300	69.6%	$31,984	$15,837	102.0%
Average equity	$101,265	$50,236	101.6%	$87,181	$47,087	85.1%

Operating return on equity	10.6%	12.6%	(2.0)pts	27.5%	25.2%	2.3pts
Operating return on equity - annualized	42.4%	50.4%	(8.0)pts	36.7%	33.6%	3.1pts

(Components may not sum due to rounding)
NM = Not Meaningful

The following table reconciles the underlying loss ratio and the net loss ratio excluding the effect of catastrophes to the net loss ratio for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2025	2024	Percentage Point Change		2025	2024	Percentage Point Change
Underlying Loss Ratio Reconciliation:

Underlying Loss Ratio	44.1%	39.2%	4.9	pts	48.0%	47.9%	0.1	pts

Effect of prior-year reserve development	—%	(1.9)%	1.9	pts	(0.6)%	(1.8)%	1.2	pts
Net loss ratio excluding the effect of catastrophes	44.1%	37.3%	6.8	pts	47.4%	46.1%	1.3	pts
Effect of catastrophes	0.2%	1.7%	(1.5)	pts	0.8%	2.7%	(1.9)	pts

Net loss ratio	44.3%	39.0%	5.3	pts	48.2%	48.8%	(0.6)	pts

(Components may not sum due to rounding)

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
	September 30, 2025	December 31, 2024
	(unaudited)
Assets
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of
$5,174,675 at September 30, 2025 and $5,959,265 at December 31, 2024)	$6,043,708	$7,047,342
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of
$261,180,534 at September 30, 2025 and $202,308,158 at December 31, 2024)	252,640,428	186,893,438
Equity securities, at fair value (cost of $13,546,654 at September 30, 2025 and $13,527,554 at December 31, 2024	10,409,833	10,296,505
Other investments	4,889,148	4,380,656
Total investments	273,983,117	208,617,941
Cash and cash equivalents	26,772,302	28,669,441
Premiums receivable, net of allowance for credit losses of $477,154 at September 30, 2025 and $402,290 at December 31, 2024	18,252,649	21,766,988
Reinsurance receivables, net	60,019,060	69,322,436
Prepaid reinsurance	2,142,329	—
Deferred policy acquisition costs	25,377,781	24,732,371
Intangible assets	500,000	500,000
Property and equipment, net	7,861,007	9,283,970
Deferred income taxes, net	4,138,144	5,597,920
Other assets	9,543,853	6,424,776
Total assets	$428,590,242	$374,915,843

Liabilities
Loss and loss adjustment expense reserves	$141,194,246	$126,210,428
Unearned premiums	140,041,140	134,701,733
Advance premiums	7,711,957	3,503,063
Reinsurance balances payable	5,690,029	10,509,121
Deferred ceding commission revenue	7,562,417	11,541,239
Accounts payable, accrued expenses and other liabilities	12,152,437	10,570,388
Income taxes payable	1,832,290	—
Debt, net (current $1,278,094 and long-term $3,474,590 at September 30, 2025,
current $6,849,257 and long-term $4,322,163 at December 31, 2024, )	4,752,684	11,171,420
Total liabilities	320,937,200	308,207,392

Commitments and Contingencies	—	—

Stockholders' Equity
Preferred stock, $.01 par value; authorized 2,500,000 shares	—	—
Common stock, $.01 par value; authorized 20,000,000 shares; issued 15,671,553 shares at September 30, 2025 and 14,448,205 shares at December 31, 2024; outstanding 14,147,428 shares at September 30, 2025 and 12,924,080 shares at December 31, 2024	156,715	144,482
Capital in excess of par	99,264,372	89,063,326
Accumulated other comprehensive loss	(6,744,530)	(12,175,476)
Retained earnings (accumulated deficit)	20,544,492	(4,755,874)
	113,221,049	72,276,458

Treasury stock, at cost, 1,524,125 shares at September 30, 2025 and December 31, 2024	(5,568,007)	(5,568,007)
Total stockholders' equity	107,653,042	66,708,451
Total liabilities and stockholders' equity	$428,590,242	$374,915,843

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Consolidated Statements of Income and Comprehensive Income (Unaudited)
	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024

Revenues
Net premiums earned	$47,925,053	$33,407,194	$137,663,376	$92,530,708
Ceding commission revenue	4,900,401	4,741,676	10,940,648	13,870,748
Net investment income	2,499,071	1,649,673	6,847,934	4,917,129
Net gains on investments	182,122	826,522	590,594	1,319,307
Gain on sale of real estate	—	—	1,965,989	—
Other income	145,843	146,663	437,503	401,128
Total revenues	55,652,490	40,771,728	158,446,044	113,039,020

Expenses
Loss and loss adjustment expenses	21,232,324	13,027,597	66,334,564	45,125,492
Commission expense	10,308,092	9,004,254	30,250,601	25,088,546
Other underwriting expenses	8,358,432	6,894,590	23,491,221	18,675,720
Other operating expenses	1,330,258	1,241,572	3,519,475	2,820,620
Depreciation and amortization	644,653	619,056	1,881,880	1,835,503
Interest expense	72,609	900,583	377,137	2,884,181
Total expenses	41,946,368	31,687,652	125,854,878	96,430,062

Income from operations before taxes	13,706,122	9,084,076	32,591,166	16,608,958
Income tax expense	2,833,647	2,105,931	6,583,699	3,689,197
Net income	10,872,475	6,978,145	26,007,467	12,919,761

Other comprehensive income, net of tax
Gross decrease in net unrealized losses
on available-for-sale-securities	2,760,803	4,533,334	6,862,488	4,082,771

Reclassification adjustment for net losses
included in net income	6,322	3,939	12,126	11,468
Net decrease in net unrealized losses	2,767,125	4,537,273	6,874,614	4,094,239
Income tax expense related to items
of other comprehensive income	(581,096)	(952,827)	(1,443,668)	(859,789)
Other comprehensive income, net of tax	2,186,029	3,584,446	5,430,946	3,234,450

Comprehensive income	$13,058,504	$10,562,591	$31,438,413	$16,154,211

Earnings per common share:
Basic	$0.77	$0.61	$1.88	$1.16
Diluted	$0.74	$0.55	$1.82	$1.05

Weighted average common shares outstanding
Basic	14,142,374	11,404,360	13,849,283	11,142,043
Diluted	14,601,241	12,581,128	14,303,326	12,249,576